Exhibit 99.1
News

Investor and Media Contact:
Peggy Reilly Tharp, Caleres
(314) 854-4134, ptharp@caleres.com

Caleres Reports Fourth Quarter and Full Year 2015 Results
Adjusted EPS up 30% in fourth quarter and up 16% for full year

ST. LOUIS, March 15, 2016 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands which fit people’s lives, today reported fourth quarter and full year 2015 financial results.

Consolidated Results
Fourth Quarter

•	Net sales of $608.7 million up 0.4%, excluding sales from Shoes.com, which was sold in December of 2014

•	Gross margin up 55 basis points to 40.8%

•	Adjusted operating margin up 13 basis points to 2.8%

•	Adjusted diluted EPS of $0.26 up 30.0%, on adjusted net earnings of $11.4 million

•	Cash and equivalents of $118.2 million, with inventory up less than 1%

Full Year

•	Net sales of $2,577.4 million up 2.0%, excluding sales from Shoes.com

•	Gross margin up 21 basis points to 40.7%

•	Adjusted operating margin up 21 basis points to 5.2%

•	Adjusted diluted EPS of $2.00 up 16.3%, on adjusted net earnings of $88.0 million

•	ROIC improved to 12.6% from 11.6%

“At Caleres, we actively managed through what was poised to be a difficult quarter. We cut through the noise in the marketplace during the holiday season and delivered improved gross and operating margin, while maintaining our inventory position,” said Diane Sullivan, CEO, president and chairman of Caleres. “For the full year, we saw improvement at both the top and bottom line and delivered double digit earnings per share growth for the fourth year in a row.”

Fourth Quarter Segment Results
Famous Footwear

•	Same-store-sales up 0.8%

•	Gross margin up 58 basis points to 45.5%

•	Inventory up 1.2% on average store basis

•	Opened 12 new stores and closed 10

Brand Portfolio

•	Sales up 0.8%

•	Gross margin up 74 basis points to 33.8%

•	Inventory down 1.8%

Full Year Segment Results
Famous Footwear

•	Same-store-sales up 1.9%

•	Gross margin up 51 basis points to 44.9%

•	Opened 50 new stores and closed 42, with average revenue per square foot improving to $217

Brand Portfolio

•	Sales up 2.3% as segment crossed $1 billion

•	Gross margin down 5 basis points to 33.9%

“Caleres reported annual adjusted EPS growth of 16.3%, as we delivered margin enhancement related to continued improvement in inventory management throughout the year,” said Ken Hannah, chief financial officer of Caleres. “While we’re pleased with our performance in 2015, we realistically expect fourth quarter 2015 industry-related challenges and uncertainty to continue into the first half of 2016.”

Outlook for 2016
Consolidated net sales	$2.65B to $2.68B
Famous Footwear same-store sales	Up low-single digits
Brand Portfolio sales	Up mid-single digits
Gross margin	Up 10 to 20 bps
SG&A as a percent of revenue	Flat to down 10 bps
Effective tax rate	30% to 32%
Earnings per diluted share	$2.00 to $2.10
Capital expenditures	~$70 million

Investor Conference Call
Caleres will host an investor conference call at 4:30 p.m. ET today, March 15, 2016. The webcast and slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 50807421. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 50807421 through Tuesday, March 29, 2016.

Definitions
All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures
In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results. Reconciliations to the applicable GAAP financial measures have been included in the attached schedules.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the ability to accurately forecast sales and manage inventory levels; (vi) cybersecurity threats or other major disruption to the Company’s information technology systems; (vii) customer concentration and increased consolidation in the retail industry; (viii) a disruption in the Company’s distribution centers; (ix)  the ability to recruit and retain senior management and other key associates; (x) foreign currency fluctuations;  (xi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xii) the ability to secure/exit leases on favorable terms; (xiii) the ability to attract, retain, and maintain good relationships with licensors and protect intellectual property rights;  and (xiv) the ability to maintain relationships with current suppliers. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 31, 2015, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres
Caleres is a diverse portfolio of global footwear brands, which fit people’s lives:  Family, Healthy Living and Contemporary Fashion.  Our products are available virtually everywhere - in the over 1,200 retail stores we operate, in hundreds of major department and specialty stores, on our branded ecommerce sites, and on many additional third-party retail websites.  Famous Footwear and Famous.com serve as our Family brands. Our Contemporary Fashion brands include Sam Edelman, Franco Sarto, Vince, Via Spiga, Diane von Furstenberg, Fergie Footwear and Carlos Santana.  Naturalizer, Dr. Scholl's, LifeStride, Bzees and Ryka represent our Healthy Living brands. Combined, these brands help make Caleres a company with both a legacy and a mission.  Our legacy is our more than 130 years of craftsmanship, our passion for fit and our business savvy, while our mission is to continue to inspire people to feel better feet first.  Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(Thousands, except per share data)	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015
Net sales	$608,674	$615,393	$2,577,430	$2,571,709
Cost of goods sold	360,626	368,006	1,529,627	1,531,609
Gross profit	248,048	247,387	1,047,803	1,040,100
Selling and administrative expenses	231,233	231,210	912,696	910,682
Restructuring and other special charges, net	—	3,484	—	3,484
Operating earnings	16,815	12,693	135,107	125,934
Interest expense	(3,646)	(4,808)	(16,589)	(20,445)
Loss on early extinguishment of debt	—	(420)	(10,651)	(420)
Interest income	133	85	899	379
Gain on sale of subsidiary	—	4,679	—	4,679
Earnings before income taxes	13,302	12,229	108,766	110,127
Income tax (provision) benefit	(1,724)	3,962	(26,942)	(27,184)
Net earnings	11,578	16,191	81,824	82,943
Net earnings (loss) attributable to noncontrolling interests	168	(53)	345	93
Net earnings attributable to Caleres, Inc.	$11,410	$16,244	$81,479	$82,850

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.26	$0.37	$1.86	$1.90

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.26	$0.37	$1.85	$1.89

Basic number of shares	42,372	42,178	42,455	42,071
Diluted number of shares	42,549	42,352	42,656	42,274

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	January 30, 2016	January 31, 2015
(Thousands)
ASSETS
Cash and cash equivalents	$118,151	$67,403
Receivables, net	153,664	136,646
Inventories, net	546,745	543,103
Prepaid expenses and other current assets	56,505	42,996
Total current assets	875,065	790,148

Property and equipment, net	179,010	149,743
Goodwill and intangible assets, net	130,899	134,587
Other assets	118,349	139,849
Total assets	$1,303,323	$1,214,327

LIABILITIES AND EQUITY
Trade accounts payable	$237,802	$215,921
Other accrued expenses	152,497	153,618
Total current liabilities	390,299	369,539

Long-term debt	196,544	196,712
Deferred rent	46,506	39,742
Other liabilities	67,502	66,712
Total other liabilities	310,552	303,166

Total Caleres, Inc. shareholders’ equity	601,484	540,910
Noncontrolling interests	988	712
Total equity	602,472	541,622
Total liabilities and equity	$1,303,323	$1,214,327

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Fifty-Two Weeks Ended
(Thousands)	January 30, 2016	January 31, 2015
OPERATING ACTIVITIES:
Net cash provided by operating activities	$149,152	$118,812

INVESTING ACTIVITIES:
Capital expenditures	(81,214)	(50,038)
Proceeds from disposal of property and equipment	7,433	—
Acquisition of trademarks	—	(65,065)
Investment in nonconsolidated affiliate	—	(7,000)
Net proceeds from sale of subsidiaries, inclusive of note receivable	—	10,120
Net cash used for investing activities	(73,781)	(111,983)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	198,000	867,000
Repayments under revolving credit agreement	(198,000)	(874,000)
Proceeds from issuance of 2023 senior notes	200,000	—
Redemption of 2019 senior notes	(200,000)	—
Dividends paid	(12,253)	(12,237)
Debt issuance costs	(3,650)	(2,618)
Acquisition of treasury stock	(4,921)	—
Issuance of common stock under share-based plans, net	(5,297)	443
Tax benefit related to share-based plans	2,651	929
Net cash used for financing activities	(23,470)	(20,483)
Effect of exchange rate changes on cash and cash equivalents	(1,153)	(1,489)
Increase (decrease) in cash and cash equivalents	50,748	(15,143)
Cash and cash equivalents at beginning of period	67,403	82,546
Cash and cash equivalents at end of period	$118,151	$67,403

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	January 30, 2016			January 31, 2015
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings (Loss) Per Share

GAAP earnings		$11,410	$0.26		$16,244	$0.37

Charges/Other Items:
Disposal of Shoes.com	—	—	—	(3,134)	(9,757)	(0.23)
Organizational changes	—	—	—	1,939	1,185	0.03
Tax on dividend of international subsidiary	—	—	—	—	1,040	0.02
Loss on debt extinguishment	—	—	—	420	257	0.01
Total Charges/Other items	$—	$—	$—	$(775)	$(7,275)	$(0.17)
Adjusted earnings		$11,410	$0.26		$8,969	$0.20

	(Unaudited)
	Fifty-Two Weeks Ended
	January 30, 2016			January 31, 2015
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings (Loss) Per Share
GAAP earnings		$81,479	$1.85		$82,850	$1.89

Charges/Other Items:
Loss on debt extinguishment	10,651	6,473	0.15	420	257	0.01
Disposal of Shoes.com	—	—	—	(3,134)	(9,757)	(0.23)
Organizational changes	—	—	—	1,939	1,185	0.03
Tax on dividend of international subsidiary	—	—	—	—	1,040	0.02
Total Charges/Other items	$10,651	$6,473	$0.15	$(775)	$(7,275)	$(0.17)

Adjusted earnings		$87,952	$2.00		$75,575	$1.72

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015
Net Sales	$360,596	$369,378	$248,078	$246,015	$—	$—	$608,674	$615,393
Gross Profit	$164,114	$165,982	$83,934	$81,405	$—	$—	$248,048	$247,387
Adjusted Gross Profit	$164,114	$165,982	$83,934	$81,405	$—	$—	$248,048	$247,387
Gross Profit Rate	45.5%	44.9%	33.8%	33.1%	—%	—%	40.8%	40.2%
Adjusted Gross Profit Rate	45.5%	44.9%	33.8%	33.1%	—%	—%	40.8%	40.2%
Operating Earnings (Loss)	$13,762	$14,923	$18,471	$17,061	$(15,418)	$(19,291)	$16,815	$12,693
Adjusted Operating Earnings (Loss)	$13,762	$15,748	$18,471	$17,344	$(15,418)	$(16,915)	$16,815	$16,177
Operating Earnings %	3.8%	4.0%	7.4%	6.9%	—%	—%	2.8%	2.1%
Adjusted Operating Earnings %	3.8%	4.3%	7.4%	7.0%	—%	—%	2.8%	2.6%
Same-store Sales % (on a 13-week basis)	0.8%	4.0%	2.5%	(4.2)%	—%	—%	—%	—%
Number of Stores	1,046	1,038	165	171	—	—	1,211	1,209

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015
Operating Earnings (Loss)	$13,762	$14,923	$18,471	$17,061	$(15,418)	$(19,291)	$16,815	$12,693
Charges/Other Items:
Restructuring related to disposition	—	825	—	283	—	437	—	1,545
Organizational changes	—	—	—	—	—	1,939	—	1,939
Total charges/other items	—	825	—	283	—	2,376	—	3,484
Adjusted Operating Earnings (Loss)	$13,762	$15,748	$18,471	$17,344	$(15,418)	$(16,915)	$16,815	$16,177

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)
	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015
Net Sales	$1,572,665	$1,589,258	$1,004,765	$982,451	$—	$—	$2,577,430	$2,571,709
Gross Profit	$706,716	$706,101	$341,087	$333,999	$—	$—	$1,047,803	$1,040,100
Adjusted Gross Profit	$706,716	$706,101	$341,087	$333,999	$—	$—	$1,047,803	$1,040,100
Gross Profit Rate	44.9%	44.4%	33.9%	34.0%	—%	—%	40.7%	40.4%
Adjusted Gross Profit Rate	44.9%	44.4%	33.9%	34.0%	—%	—%	40.7%	40.4%
Operating Earnings (Loss)	$109,030	$104,581	$66,578	$73,403	$(40,501)	$(52,050)	$135,107	$125,934
Adjusted Operating Earnings (Loss)	$109,030	$105,406	$66,578	$73,686	$(40,501)	$(49,674)	$135,107	$129,418
Operating Earnings %	6.9%	6.6%	6.6%	7.5%	—%	—%	5.2%	4.9%
Adjusted Operating Earnings %	6.9%	6.6%	6.6%	7.5%	—%	—%	5.2%	5.0%
Same-store Sales % (on a 52-week basis)	1.9%	1.5%	(0.7)%	(3.6)%
Number of Stores	1,046	1,038	165	171	—	—	1,211	1,209

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Fifty-Two Weeks Ended
	Famous Footwear		Brand Portfolio		Other		Consolidated
(Thousands)	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015
Operating Earnings (Loss)	$109,030	$104,581	$66,578	$73,403	$(40,501)	$(52,050)	$135,107	$125,934
Charges/Other Items:
Restructuring related to disposition	—	825	—	283	—	437	—	1,545
Organizational changes	—	—	—	—	—	1,939	—	1,939
Total charges/other items	—	825	—	283	—	2,376	—	3,484
Adjusted Operating Earnings (Loss)	$109,030	$105,406	$66,578	$73,686	$(40,501)	$(49,674)	$135,107	$129,418

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(Thousands, except per share data)	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015

Net earnings attributable to Caleres, Inc.:
Net earnings	$11,578	$16,191	$81,824	$82,943
Net (earnings) loss attributable to noncontrolling interests	(168)	53	(345)	(93)
Net earnings allocated to participating securities	(339)	(588)	(2,587)	(3,068)
Net earnings	11,071	15,656	78,892	79,782
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$11,071	$15,656	$78,892	$79,782

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	42,372	42,178	42,455	42,071
Dilutive effect of share-based awards	177	174	201	203
Diluted common shares attributable to Caleres, Inc.	42,549	42,352	42,656	42,274

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.26	$0.37	$1.86	$1.90

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.26	$0.37	$1.85	$1.89

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Fifty-Two Weeks Ended
(Thousands, except per share data)	January 30, 2016	January 31, 2015	January 30, 2016	January 31, 2015

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$11,578	$8,916	$88,297	$75,668
Net (earnings) loss attributable to noncontrolling interests	(168)	53	(345)	(93)
Net earnings allocated to participating securities	(339)	(325)	(2,793)	(2,799)
Adjusted net earnings	11,071	8,644	85,159	72,776
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$11,071	$8,644	$85,159	$72,776

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	42,372	42,178	42,455	42,071
Dilutive effect of share-based awards	177	174	201	203
Diluted common shares attributable to Caleres, Inc.	42,549	42,352	42,656	42,274

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.26	$0.20	$2.00	$1.73

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.26	$0.20	$2.00	$1.72